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                                                                    EXHIBIT 10.1

                         CONSENT OF INDEPENDENT AUDITOR

The audits referred to in our report dated 4 September 2002 includes the related financial statement schedule as of 30 June 2002, 30 June 2001 and 30 June 2000, and for the years ended 30 June 2002, 30 June 2001 and 30 June 2000 incorporated by reference in the registration statements on Form S-8 and Form F-3. This financial statement schedule is the responsibility of the group's management. Our responsibility is to express an opinion on this financial statement schedule based on our audit. In our opinion, such financial statement schedule, when considered in relation to the consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference of our report dated 4 September 2002 with respect to the consolidated balance sheet of Diageo plc and subsidiaries as at 30 June 2002 and 30 June 2001, and the related consolidated profit and loss accounts, consolidated statement of total recognised gains and losses and consolidated cash flows for each of the years in the three year period ended 30 June 2002, which report appears in the Annual Report (Form 20-F) for the year ended 30 June 2002 in the following Registration Statements:

         Registration Statement on Form F-3 (File No. 333-10410); and Registration Statement on Form S-8 (File No. 333-11460); and Registration Statement on Form S-8 (File No. 333-11462); and Registration Statement on Form S-8 (File No. 333-9770); and Registration Statement on Form S-8 (File No. 333-8092); and Registration Statement on Form S-8 (File No. 333-8094); and Registration Statement on Form S-8 (File No. 333-8096); and Registration Statement on Form S-8 (File No. 333-8098); and Registration Statement on Form S-8 (File No. 333-8090); and Registration Statement on Form S-8 (File No. 333-8100); and Registration Statement on Form S-8 (File No. 333-8106); and Registration Statement on Form S-8 (File No. 333-8102); and Registration Statement on Form S-8 (File No. 333-8104)



KPMG Audit Plc
Chartered Accountants
Registered Auditor

London, England
  November 2002

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